Exhibit 10(b)

                       AMENDMENT NO. 1 TO
                RESTATED SECURED CREDIT AGREEMENT

     This Amendment No. 1 to Restated Secured Credit Agreement (the "Amendment") is entered into as of the 14th day of August, 1995 by and among Universal Premium Acceptance Corporation (the "Company"), a Missouri corporation, The First National Bank of Boston ("FNBB"), in its capacity as agent for the Banks hereinafter referred to (in such capacity, the "Agent") and in its individual capacity as a Bank, Magna Bank of Missouri, successor by merger to Landmark Bank and formerly known as Magna Bank of St. Louis ("Magna"), and The Daiwa Bank, Limited ("Daiwa"; Daiwa, Magna and FNBB in its individual capacity are herein referred to as the "Banks").

                           WITNESSETH:

     WHEREAS, the Company, the Banks and the Agent are parties to that certain Restated Secured Credit Agreement, dated as of July
29, 1994 (as heretofore amended, the "Credit Agreement"); and

     WHEREAS, the Company has requested that the Agent and the Banks amend certain definitions of the Restated Secured Credit
Agreement and the Agent and the Banks are willing to do so on the terms and subject to the conditions set forth below;

     NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.  Terms defined in the Restated Secured
Credit Agreement which are used herein shall have the same meanings as set forth in the Restated Secured Credit Agreement unless otherwise defined herein.

     2.   Amendment to Restated Secured Credit Agreement.
Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Restated Secured Credit Agreement is hereby amended as follows:

     Section 3.1.1 (a) of the Restated Secured Credit Agreement is amended and restated in its entirety as follows:

     "(a) The term "Effective Rate" shall mean with respect to each portion of the Revolving Loan (i) not subject to a LIBOR Pricing Option, a rate per annum equal to the Base Rate, and (ii) subject to a LIBOR Pricing Option, a rate per annum equal to the LIBOR Rate plus two percent (2.00%) for each Interest Period applicable thereto."

     3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when and only when the Agent has received at least one copy (or counterparts) of this Amendment duly executed and delivered by each of the parties hereto.

     4.   Representations and Warranties, Etc.

     (a) The Company represents and warrants to the Agent and the Banks that (i) the Company has the corporate power and all necessary authority to execute and deliver this Amendment, and (ii) each of this Amendment and the Restated Secured Credit Agreement (as amended hereby) is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms.

     (b) The Company hereby reaffirms all covenants, representations and warranties made in the Restated Secured Credit Agreement to the extent not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date of this Amendment.

     5.  References, Etc.

     (a) Upon and after the effectiveness of this Amendment, (i) each reference in the Restated Secured Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Restated Secured Credit Agreement as amended hereby, and (ii) each reference to the Restated Secured Credit Agreement in all other Bank Agreements and other related documents shall mean and be a reference to the Restated Secured Credit Agreement, as amended hereby.

     (b) Except as specifically amended or waived above, the terms of the Restated Secured Credit Agreement, the Notes, the Security
Agreement and all other Bank Agreements shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to, or a waiver of, any provisions of the Restated Secured Credit Agreement or any right, power or remedy of the Agent of the Banks.

     6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of The Commonwealth of Massachusetts.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts, Etc. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment may be made by telecopy of a duly signed counterpart hereof.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                         UNIVERSAL PREMIUM ACCEPTANCE
                         CORPORATION
                              /s/ William H. Kopman
                         By:  William H. Kopman
                         Title:

                         THE FIRST NATIONAL BANK OF
                         BOSTON, individually and as Agent
                              /s/ William J. Sherald, Jr.
                         By:  William J. Sherald, Jr.
                         Title: Vice President

                         MAGNA BANK OF MISSOURI
                              /s/ Anne D. Silvestri
                         By:  Anne D. Silvestri
                         Title: Vice President

                         Assignee:
                         THE DAIWA BANK, LIMITED
                              /s/ Kirby M. Law
                         By:  Kirby M. Law
                         Title: Vice President & Manager

                              /s/ Jayleen R. P. Hague
                         By:  Jayleen R. P. Hague
                         Title: Vice President